           MINNESOTA
           MUNICIPAL
            INCOME
           PORTFOLIO
           *   *   *
         ANNUAL REPORT
              1996

                           TABLE OF CONTENTS

AVERAGE ANNUAL TOTAL RETURNS . . . . . . . . . . . .1
LETTER TO SHAREHOLDERS . . . . . . . . . . . . . . .2
TAX REFORM PROPOSALS . . . . . . . . . . . . . . . .7
FINANCIAL STATEMENTS AND NOTES . . . . . . . . . . .8
INVESTMENTS IN SECURITIES. . . . . . . . . . . . . 17
INDEPENDENT AUDITORS' REPORT . . . . . . . . . . . 21
FEDERAL TAX INFORMATION. . . . . . . . . . . . . . 22
SHAREHOLDER UPDATE . . . . . . . . . . . . . . . . 23


MINNESOTA MUNICIPAL INCOME PORTFOLIO

Minnesota Municipal Income Portfolio is a non-diversified, closed-end investment company. The fund's investment objective is to provide high current income exempt from both regular federal income tax and state of Minnesota personal income tax, consistent with preservation of capital. To realize this objective, the fund invests in a wide range of Minnesota municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. As with other mutual funds, there can be no assurance this fund will achieve its investment objective. Since its inception on June 25, 1993, the fund has been rated Af by Standard & Poor's Mutual Funds Rating Group (S&P).* Fund shares trade on the American Stock Exchange and the Chicago Stock Exchange under the symbol MXA.

*THE FUND IS RATED Af, WHICH MEANS THE FUND'S INVESTMENTS HAVE AN OVERALL CREDIT QUALITY OF A. CREDIT QUALITIES ARE ASSESSED BY STANDARD & POOR'S MUTUAL FUNDS RATING GROUP. S&P DOES NOT EVALUATE THE MARKET RISK OF AN INVESTMENT WHEN ASSIGNING A CREDIT RATING. SEE STANDARD & POOR'S CORPORATE AND MUNICIPAL RATING DEFINITIONS FOR AN EXPLANATION OF A.

THE FUND ALSO HAS BEEN GIVEN A MARKET RISK RATING BY S&P, WHICH WE CANNOT PUBLISH DUE TO NASD REGULATIONS. RISK RATINGS EVALUATE VARIOUS INVESTMENT RISKS THAT CAN AFFECT THE PERFORMANCE OF A BOND FUND AND INDICATE THE FUND'S OVERALL STABILITY AND SENSITIVITY TO CHANGING MARKET CONDITIONS. THESE RATINGS ARE AVAILABLE BY CALLING S&P AT 1 800 424-FUND.

CALL TO RECEIVE QUARTERLY UPDATES

If you would like to be put on our mailing list to receive quarterly fund updates for Minnesota Municipal Income Portfolio (MXA), call our Shareholder Services Department at 1 800 866-7778. Please identify which fund update you would like to receive.

                          AVERAGE ANNUAL TOTAL RETURNS


PERIODS ENDED JANUARY 31, 1996

[GRAPH]

Average annual total return figures are through January 31, 1996, and are based on the change in net asset value (NAV) and reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annual total return figures based on the change in market price for the one-year and since inception periods ended January 31, 1996, were 15.74% and 0.25%. These figures also assume reinvested distributions and do not reflect sales charges.

The Lipper General Municipal Bond Funds: Leveraged Average represents the average total return, with distributions reinvested, of similar funds as characterized by Lipper Analytical Services.

Past performance does not guarantee future results. The investment return and market value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

                     MINNESOTA MUNICIPAL INCOME PORTFOLIO

[PHOTO]

[PHOTO]

DOUG WHITE, CFA, (ABOVE)
SHARES RESPONSIBILITY FOR THE MANAGEMENT OF MINNESOTA MUNICIPAL INCOME PORTFOLIO. HE HAS 13 YEARS OF FINANCIAL EXPERIENCE.

RON REUSS, (BELOW)
SHARES RESPONSIBILITY FOR THE MANAGEMENT OF MINNESOTA MUNICIPAL INCOME PORTFOLIO. HE HAS 27 YEARS OF FINANCIAL EXPERIENCE.


March 15, 1996

Dear Shareholders:

THE NET ASSET VALUE TOTAL RETURN FOR MINNESOTA MUNICIPAL INCOME PORTFOLIO FOR THE ONE-YEAR PERIOD ENDED JANUARY 31, 1996, WAS 27.27%.* This assumes distributions were reinvested and does not include sales charges. In comparison, the Lipper General Municipal Bond Funds: Leveraged Average had a return of 18.55% during the same one-year period. The fund's higher return was primarily due to its longer effective duration which resulted from its holdings of inverse floating rate and inverse interest-only municipal securities, which are discussed further on page 3. This longer effective duration resulted in greater price volatility which proved beneficial in last year's declining interest rate environment. Based on market price, the fund's total return for the one-year period ended January 31 was 15.74%, which assumes distributions were reinvested and does not include sales charges.

THE FUND'S NET ASSET VALUE INCREASED FROM $11.96 ON JANUARY 31, 1995, TO $14.32 ON JANUARY 31, 1996. The fund, along with other municipal bond investments, was well-rewarded during the year due to decreasing interest rates and declining supplies of both new municipal bond issues and outstanding municipal bonds. Municipal investors enjoyed strong returns despite competition from a robust stock market and ongoing concerns about proposed tax reforms (see page 7 for more information). Although these factors caused the municipal bond market to slightly lag the Treasury bond market, on an after-tax basis most

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND MARKET VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 MINNESOTA MUNICIPAL INCOME PORTFOLIO

PORTFOLIO COMPOSITION
JANUARY 31, 1996


[GRAPH]


municipal investors likely found their tax-exempt yields to be higher than the yields of their taxable counterparts. Although we expect to see further market volatility in 1996 - due to the ongoing tax-reform debate - we believe the municipal market will benefit this year from a declining supply of outstanding bonds and a strong demand for municipal issues.

DUE TO A REDUCTION IN THE FUND'S NET INVESTMENT INCOME, THE FUND'S COMMON MONTHLY DISTRIBUTION WAS REDUCED FROM 6.9375 CENTS PER SHARE TO 6.3125 CENTS PER SHARE BEGINNING IN DECEMBER. The fund had been paying out to common and preferred shareholders more than it was earning; therefore, we had been drawing from the fund's dividend reserve to help maintain the common stock dividend. As a result, the fund's Dividend Committee lowered the common stock dividend to bring it in line with the fund's actual earnings. Since December when the dividend was reduced, we have been earning the 6.3125 cents per share dividend.

THE DROP IN THE FUND'S INCOME WAS LARGELY BECAUSE WE PURCHASED A 3% POSITION IN FLOATING RATE MUNICIPAL SECURITIES TO OFFSET THE PRICE VOLATILITY OF A PORTION OF THE FUND'S INVERSE FLOATING RATE MUNICIPAL SECURITIES. Both the inverse floating rate and inverse interest-only securities, which represented approximately 8% of

                  MINNESOTA MUNICIPAL INCOME PORTFOLIO

PREFERRED STOCK

Preferred stock pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature.
Investors should also be aware that the
issuance of preferred stock results in the leveraging of common stock which increases the volatility of both the net asset value of the fund and the market value of shares of common stock.

total assets on January 31, assist the fund in achieving its objective of earning high current income. However, these securities also have a disproportionate impact on the fluctuations in the fund's net asset value and income level. When interest rates rise, the value of and income from these securities could decline to a greater extent than traditional municipal securities. However, as rates fall, as they did in 1995, the increased volatility of these securities can have a disproportionately positive impact on the fund's net asset value and income. While the purchase of the floating rate securities lessened the fund's volatility, it also reduced the income generated by the inverse floating rate securities.

IN ADDITION, OVER THE PAST 12 MONTHS THE FUND'S ISSUANCE OF PREFERRED STOCK HAS ADDED SLIGHTLY LESS INCOME THAN IN THE PAST; HOWEVER, IT IS STILL ALLOWING US TO PAY A HIGHER DIVIDEND TO COMMON STOCK SHAREHOLDERS THAN IF THE FUND DID NOT HAVE PREFERRED STOCK OUTSTANDING. While long-term interest rates have remained higher than short-term rates, income in the fund has decreased because long-term tax-exempt rates have fallen to a greater extent than short-term tax-exempt rates, creating somewhat of a flatter yield curve. This had the effect of keeping the cost of the fund's preferred stock relatively high and reducing the income available for common shareholders. Typically, the money raised by the issuance of preferred stock is reinvested by the fund at long-term rates that are higher than

                     MINNESOTA MUNICIPAL INCOME PORTFOLIO

EFFECTIVE DURATION

Effective duration estimates the interest rate risk of a security, in other words, how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates increased by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is more effective as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely especially in the case of a bond that is callable prior to maturity.


the short-term rates paid to preferred shareholders. (The average rate paid on the fund's preferred stock was 3.00% on March 15.) In the past, this has allowed the fund to earn higher income than the monthly common stock dividend it paid out and to build up a dividend reserve. However, as the difference between short-term and long-term rates has narrowed, the additional income provided by the preferred stock decreased.

MINNESOTA CONTINUES TO ENJOY A DIVERSE ECONOMY, WHICH LESSENS THE CONCERN OF GEOGRAPHIC DIVERSIFICATION THAT MANY OTHER STATE-SPECIFIC FUNDS EXPERIENCE. No single company or industry dominates in Minnesota; seven industries each account for 8% to 20% of the state's economy. As a result, Minnesota usually has less severe cycles of expansion and recession than most other states and even the United States as a whole. The state's unemployment rate is typically lower than the national average. Also, the credit quality of many Minnesota school district issues has been raised by a program that allows school districts to apply for state guarantees. This enables the school districts to receive the state's AA credit rating and reduces the school districts' cost of borrowing.

OUR PROPRIETARY CREDIT ANALYSIS ON THE FUND'S HOLDINGS HAS HELPED THE FUND AVOID ANY PAYMENT DEFAULTS. We continue to manage credit risk, or the risk of failure of an issuer to make payment, through extensive due diligence and credit analysis prior to purchasing bonds as well as while the bonds are held in the portfolio. This research, which goes beyond the ratings given by Moody's or

                   MINNESOTA MUNICIPAL INCOME PORTFOLIO

S&P, helps ensure we maintain the quality of the portfolio. While we have not experienced any problems associated with payment defaults so far, this fund, and any fund investing in municipal securities, continues to have credit risk, and the failure of an issuer to make payments could result in a decrease in net asset value and a decrease in the income earned by the fund.

WE DON'T EXPECT TO MAKE ANY MAJOR CHANGES TO THE FUND IN THE NEXT FEW MONTHS. We believe the fund's current structure along with the current market environment should continue to provide municipal bond investors with attractive opportunities.

Thank you for investing in Minnesota Municipal Income Portfolio. We will continue to dedicate our efforts to helping you achieve your financial goals.

Sincerely,

/s/ Douglas J. White

Douglas J. White
Portfolio Manager


/s/ Ronald R. Reuss

Ronald R. Reuss
Portfolio Manager

                           TAX REFORM PROPOSALS

Tossing out the current U.S. tax code and replacing it with a simpler tax system continues to be a hot issue among politicians in 1996. One proposal in particular - the flat tax - has been the most popular among congressional leaders and presidential candidates.

While there are many varying flat tax proposals, they all share some common elements of which municipal bond investors should be aware. Many flat tax proposals would only tax income from wages and salary and would exempt from tax the interest, dividends and capital gains earned on investments and real estate. Proponents of a flat tax argue that this would encourage more people to save money and would be good for investments. However, opponents of a flat tax say it would hurt tax-exempt municipal bond investors because municipal bonds currently have interest yields that are lower than taxable interest yields since the interest paid on municipal bonds is free from federal income tax. If all interest income were free of taxes, the advantage of investing in municipal securities would be eliminated and their prices would likely fall because municipal bonds pay lower interest yields than taxable bonds with similar maturities and credit quality.

Most flat tax proposals would also do away with current deductions, exemptions and credits such as interest on home mortgage loans, charitable contributions, state and local taxes, and medical expenses.

In spite of tax reform's increased popularity, many outspoken critics of a flat tax have emerged. These include Jerry Brown, the former governor of California, who was one of the first proponents of the flat tax. He stated that the flat tax by itself would not balance the budget, which is one benefit flat tax proponents are touting. The budget could only possibly be balanced with an additional wealth tax, Brown said.

Other critics agree that the flat tax proposal is unfair. The U.S. tax system has always been based on a graduated system, where those with more money pay more taxes because of their ability to do so. Homeowners and municipal bond investors and issuers, among others, have also begun to realize that they have too much to lose not to challenge this issue.

We anticipate that the flat tax debate will continue during 1996 but will subside after the November elections. In the meantime, we will continue to closely monitor this issue. We encourage you to keep an eye on the tax reform debate as well, but strongly suggest you continue to take advantage of the tax-free income that can be earned by investing in municipal bonds.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1996

ASSETS:
  Investments in securities at market value* (note 2) .... $     88,534,850
  Cash in bank on demand deposit ...........................         98,988
  Accrued interest receivable ..............................      1,892,349
                                                              ----------------
      Total assets .........................................     90,526,187
                                                              ----------------

LIABILITIES:
  Preferred stock dividends payable (note 3) ...............         12,636
  Accrued investment management fee ........................         26,769
  Accrued administrative fee ...............................         11,472
  Accrued remarketing agent fee ............................          5,182
  Other accrued expenses ...................................          9,114
                                                              ----------------
      Total liabilities ....................................         65,173
                                                              ----------------
Net assets applicable to outstanding capital stock ....... $     90,461,014
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
  Preferred stock - authorized 1 million shares of $25,000
    liquidation preference per share; outstanding, 1,244
    shares (note 3) ...................................... $     31,100,000
                                                              ----------------
  Common stock - authorized 200 million shares of $0.01 par
    value; outstanding 4,146,743 shares ....................         41,467
  Additional paid-in capital ...............................     58,005,239
  Undistributed net investment income ......................        201,746
  Accumulated net realized loss on investments .............     (3,107,759)
  Unrealized appreciation of investments ...................      4,220,321
                                                              ----------------
      Total - representing net assets applicable to
        outstanding common stock ...........................     59,361,014
                                                              ----------------
      Total net assets ................................... $     90,461,014
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding common stock (total net assets divided by 4,146,743 shares of common stock
  outstanding) ........................................... $          14.32
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost ........... $     84,314,529
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1996

INCOME:
      Interest ........................................... $      5,082,553
                                                              ----------------

EXPENSES (NOTE 5):
  Investment management fee ................................        302,667
  Administrative fee .......................................        129,715
  Remarketing agent fee ....................................         78,829
  Custodian, accounting and transfer agent fees ............         87,155
  Reports to shareholders ..................................         22,996
  Directors' fees ..........................................         10,956
  Audit and legal fees .....................................         44,207
  Other expenses ...........................................         32,654
                                                              ----------------
      Total expenses .......................................        709,179
  Less expenses paid indirectly ............................         (6,227)
                                                              ----------------
      Total net expenses ...................................        702,952
                                                              ----------------

      Net investment income ................................      4,379,601
                                                              ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized loss on investments (note 4) ................        (55,046)
  Net change in unrealized appreciation or depreciation of
    investments ............................................     10,022,798
                                                              ----------------
    Net gain on investments ................................      9,967,752
                                                              ----------------

      Net increase in net assets resulting from
        operations ....................................... $     14,347,353
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended         Year Ended
                                                                  1/31/96            1/31/95
                                                              ----------------   ----------------
OPERATIONS:
  Net investment income .................................. $      4,379,601          4,550,139
  Net realized loss on investments .........................        (55,046)        (2,864,350)
  Net change in unrealized appreciation or depreciation of
    investments ............................................     10,022,798         (8,556,148)
                                                              ----------------   ----------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................     14,347,353         (6,870,359)
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Common stock dividends .................................     (3,404,195)        (3,463,696)
    Preferred stock dividends ..............................     (1,158,999)          (942,614)
                                                              ----------------   ----------------
      Total distributions ..................................     (4,563,194)        (4,406,310)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from issuance of 19,576 shares for the dividend
    reinvestment plan ......................................             --            262,726
  Payments for retirement of 9,500 and 10,000 shares,
    respectively (note 7) ..................................       (117,838)          (106,387)
                                                              ----------------   ----------------
    Increase (decrease) in net assets from capital share
      transactions .........................................       (117,838)           156,339
                                                              ----------------   ----------------
      Total increase (decrease) in net assets ..............      9,666,321        (11,120,330)

Net assets at beginning of year ............................     80,794,693         91,915,023
                                                              ----------------   ----------------

Net assets at end of year ................................ $     90,461,014         80,794,693
                                                              ----------------   ----------------
                                                              ----------------   ----------------

Undistributed net investment income ...................... $        201,746            388,627
                                                              ----------------   ----------------
                                                              ----------------   ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                Minnesota Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. Shares of the fund are listed on the American Stock Exchange and the Chicago Stock Exchange. The fund will seek to achieve its investment objective by investing in Minnesota municipal obligations rated investment grade or of comparable quality when purchased.
(2) SIGNIFICANT
    ACCOUNTING
    POLICIES
                INVESTMENTS IN SECURITIES
                The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. Open financial futures contracts are valued at the last settlement price. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

                Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                The fund concentrates its investments in Minnesota and, therefore, may have more credit risks related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

                FUTURES TRANSACTIONS
                In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuations and may increase or decrease in value prior to their delivery. The fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's NAV to the extent the fund makes such purchases while remaining substantially fully invested. As of January 31, 1996, the fund had no outstanding when-issued or forward committments.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the fund will distribute substantially all of its taxable net investment income and realized gains, if any, to avoid payment of any federal excise taxes.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization and the deferral of "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to decrease undistributed net investment income and accumulated net realized loss on investments by $3,288.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made on a monthly basis for common shareholders and a weekly basis for preferred stock shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date, and preferred stock dividends are accrued daily. Realized capital gains, if any, will be distributed on an annual basis. Distributions are payable in cash or, for common shareholders, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market. Prior to amendment of this plan, effective November 23, 1994, the fund could issue new shares for reinvestment of distributions under certain circumstances.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

(3) REMARKETED
    PREFERRED STOCK
                The fund has issued and, as of January 31, 1996, has outstanding 1,244 shares of remarketed preferred stock (622 shares in class "M" and 622 shares in class "W") ("RP-Registered Trademark-") with a liquidation preference of $25,000 per share. The dividend rate on the RP-Registered Trademark- is adjusted every seven days (on Mondays for class "M" and on Wednesdays for class "W") as determined by the remarketing agent. On January 31, 1996, the dividend rates were 3.28% and 3.30% for class "M" and "W", respectively.

(4) SECURITIES
    TRANSACTIONS
                Purchases of securities and proceeds from sales, other than temporary investments in short-term securities, for the year ended January 31, 1996, were $11,115,903 and $11,433,365, respectively.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(5) FEES AND
    EXPENSES
                The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):
                The investment advisory agreement provides the adviser with a monthly investment management fee calculated at the annualized rate of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the adviser will provide investment advice and, in general, conduct the management and investment activity of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.15% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator will provide certain reporting, regulatory and record-keeping services for the fund.

                The fund has entered into a remarketing agent agreement with Merrill Lynch, Pierce, Fenner & Smith (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average amount of RP-Registered Trademark-outstanding. For its fee, the remarketing agent will remarket shares of RP-Registered Trademark- tendered to it, on behalf of shareholders thereof, and will determine the applicable dividend rate for each seven-day dividend period.

                In addition to the advisory, administrative, and remarketing agent fees, the fund is responsible for paying most other operational expenses including outside directors' fees and expenses; custodian and registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance, interest and other miscellaneous expenses.

(6) CAPITAL LOSS
    CARRYOVER
                For federal income tax purposes, the fund had a capital loss carryover of $3,107,759 as of January 31, 1996, which if not offset by subsequent capital gains, will expire in the years 2002 through 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) RETIREMENT OF
    FUND SHARES
                The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Under this program, repurchases could only be made when the previous day's closing market price was trading at a discount from net asset value. Daily repurchases were limited to 25% of the previous four weeks average daily trading volume on the American Stock Exchange. Under the plan, cumulative repurchases in the fund could not exceed 3% of the total shares originally issued. Pursuant to the plan, the fund had cumulatively repurchased and retired 19,500 shares as of January 13, 1996, which represents 0.5% of the shares originally issued.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(8) FINANCIAL
    HIGHLIGHTS
                Per share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:

                                                     Year Ended January 31,     Period from
                                                                                6/25/93(a)
                                                    -------------------------       to
                                                       1996          1995         1/31/94
                                                    -----------   -----------   -----------

Net asset value, common stock, beginning of
  period ....................................... $    11.96         14.67         14.13
                                                    -----------   -----------   -----------
Operations:
  Net investment income ..........................     1.06          1.09          0.55
  Net realized and unrealized gains (losses) on
    investments ..................................     2.40         (2.74)         0.63
                                                    -----------   -----------   -----------
    Total from operations ........................     3.46         (1.65)         1.18
                                                    -----------   -----------   -----------
Distributions to shareholders from net investment
  income:
  Paid to common shareholders ....................    (0.82)        (0.83)        (0.42)
  Paid to preferred shareholders .................    (0.28)        (0.23)        (0.08)
                                                    -----------   -----------   -----------
    Total distributions to shareholders ..........    (1.10)        (1.06)        (0.50)
                                                    -----------   -----------   -----------
Offering costs and underwriting discounts
  associated with the remarketed preferred
  stock ..........................................       --            --         (0.14)
                                                    -----------   -----------   -----------
Net asset value, common stock, end of period ... $    14.32         11.96         14.67
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------
Market value, common stock, end of period ...... $    12.88         11.88         15.50
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------

Total return, common stock, market value(b) ......    15.74%       (18.11)%        6.18%
Total return, common stock, net asset value(c) ...    27.27%       (12.69)%        6.86%
Net assets at end of period (in millions) ...... $       90            81            92
Ratio of expenses to average weekly net
  assets(d) ......................................     0.82%         0.79%         0.69%(e)
Ratio of net investment income to average weekly
  net assets .                                         5.06%         5.54%         4.66%(e)
Portfolio turnover rate (excluding short-term
  securities) ....................................       13%           49%           55%
Remarketed preferred stock, outstanding (in
  millions) .................................... $       31            31            31
Asset coverage ratio(f) ..........................      291%          260%          296%

(A)  COMMENCEMENT OF OPERATIONS.
(B) TOTAL RETURN, MARKET VALUE, IS BASED ON THE CHANGE IN MARKET PRICE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) TOTAL RETURN, NET ASSET VALUE, IS BASED ON THE CHANGE IN NET ASSET VALUE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(D) BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(E)  ADJUSTED TO AN ANNUAL BASIS.
(F)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA MUNICIPAL INCOME PORTFOLIO
JANUARY 31, 1996

                                                              Principal              Market
Name of Issuer                                                  Amount             Value (a)
---------------------------------------------------------  ----------------        ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.8%):

MUNICIPAL BONDS (86.8%):
 EDUCATION REVENUE (6.1%):
  State Higher Education Facility - Carleton College,
   5.75%, 11/1/12 ..................................... $         2,000,000         2,082,340
  State Higher Education Facility - Macalester College,
   5.50%-5.55%, 3/1/12-3/1/16 ...........................           500,000           504,505
  State Higher Education Facility - St. Benedict College,
   6.20%-6.38%, 3/1/14-3/1/20 ...........................         1,050,000         1,079,474
  State Higher Education Facility - St. Mary's College,
   6.10%-6.15%, 10/1/16-10/1/23 .........................         1,400,000         1,430,786
  State Higher Education Facility - St. Thomas
   University, 5.50%-5.60%, 9/1/08-9/1/14 ...............           430,000           434,782
                                                                                   ----------
                                                                                    5,531,887
                                                                                   ----------

 ELECTRIC REVENUE (7.2%):
  Northern Municipal Power Revenue, 5.50%, 1/1/18 .                 400,000           400,400
  Southern Municipal Power Agency Supply, 4.75%-5.75%,
   1/1/12-1/1/18 ........................................         6,205,000         6,097,633
                                                                                   ----------
                                                                                    6,498,033
                                                                                   ----------

 GENERAL OBLIGATIONS (31.3%):
  Anoka County, 6.10%, 6/1/13 ...........................           500,000           519,960
  Chaska Independent School District, 6.00%, 2/1/15 .             2,200,000         2,338,534
  Elk River Independent School District, 5.20%,
   2/1/17 ...............................................         2,500,000         2,445,325
  Milaca Independent School District, 5.45%, 2/1/16 .....         1,735,000         1,754,604
  Minneapolis General Obligation, 5.20%, 3/1/13 .........         1,500,000         1,410,976
  North Branch Independent School District, 5.63%,
   2/1/17 ...............................................         2,000,000         2,031,040
  Richfield School District, 5.35%, 2/1/15 ..............         4,000,000         3,995,240
  Rosemont General Obligation, 5.75%, 4/1/13 ............         1,000,000         1,048,160
  Roseville Independent School District, 5.85%-6.00%,
   2/1/19-2/1/24 ........................................         1,500,000         1,573,250
  St. Paul Port Authority, 5.13%, 3/1/24 ................         2,000,000         1,941,960
  State General Obligation, 5.40%, 8/1/12 ...............         7,000,000         7,162,330
                                                                                   ----------
                                                                                   28,272,319
                                                                                   ----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                              Principal              Market
Name of Issuer                                                  Amount             Value (a)
---------------------------------------------------------  ----------------        ----------
 HEALTH SERVICE/HMO'S (1.9%):
  Brainerd Health Care Facility Revenue, 6.00%,
   2/15/12 ............................................ $         1,060,000         1,119,731
  Duluth Clinic Health Care Facilities,
   6.30%, 11/1/22 .......................................           500,000           542,767
                                                                                   ----------
                                                                                    1,662,498
                                                                                   ----------

 HOSPITAL REVENUE (14.5%):
  Duluth Health Facility - Benedictine Health System,
   6.00%, 2/15/12 .......................................         2,800,000         2,953,794
  Fergus Falls Health Care - Lake Region Hospital, 6.50%,
   9/1/18 ...............................................         1,000,000         1,017,030
  Minneapolis Health Care - Fairview Hospital, 5.25%,
   11/15/13-11/15/19 ....................................         1,050,000         1,033,274
  Red Wing Health Care Facility - River Region, 6.50%,
   9/1/22 ...............................................         1,000,000         1,033,770
  Robbinsdale Hospital Revenue, 5.55%, 5/15/19 ..........         1,000,000         1,000,990
  St. Paul Housing Redevelopment Authority - Healtheast
   Project, 6.63%, 11/1/17 ..............................         6,000,000         6,113,460
                                                                                   ----------
                                                                                   13,152,318
                                                                                   ----------

 HOUSING REVENUE (16.2%):
  Brooklyn Center, Ponds Family Housing Project, 5.90%,
   1/1/20 ...............................................         1,050,000         1,031,468
  Burnsville, Summit Park Apartments, 5.75%, 7/1/11               1,000,000         1,011,540
  Coon Rapids, Multi-Family Development - Woodland Apts.,
   5.63%, 12/1/09 .......................................         3,520,000         3,571,990
  Minneapolis and St. Paul Housing and Redevelopment
   Authority Health Care Systems, 4.75%, 11/15/18 .......         1,500,000         1,377,540
  New Hope, Multi-Family Housing Project, 6.05%,
   1/1/17 ...............................................           450,000           460,332
  St. Louis Park, Multi-Family Housing Project, 6.15%,
   12/1/16 ..............................................           500,000           508,785
  State Housing and Finance Agency, 5.70%-6.30%,
   8/1/07-7/1/25 ........................................         3,120,000         3,177,641
  State Housing and Finance Agency - Single Family,
   5.95%, 1/1/17 ........................................         3,455,000         3,507,032
                                                                                   ----------
                                                                                   14,646,328
                                                                                   ----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                              Principal              Market
Name of Issuer                                                  Amount             Value (a)
---------------------------------------------------------  ----------------        ----------
 IDR - MISCELLANEOUS PROJECTS (0.3%):
  Duluth Seaway Port Authority, 5.75%, 12/1/16 ........ $           300,000(e)        302,913
                                                                                   ----------

 LEASING REVENUE (2.4%):
  Benton County Jail Facility, 5.70%, 2/1/13-2/1/16 .....           900,000           925,714
  Waconia Housing Redevelopment Authority - Public
   Project, 5.70%-5.75%, 1/1/10-1/1/15 ..................         1,240,000         1,254,479
                                                                                   ----------
                                                                                    2,180,193
                                                                                   ----------

 MULTIPLE UTILITY REVENUE (3.5%):
  Owatonna Public Utility Revenue, 5.45%, 1/1/16 ........         3,100,000         3,144,609
                                                                                   ----------

 NURSING HOME REVENUE (3.4%):
  Red Wing Elderly Housing - River Region, 6.50%,
   9/1/22 ...............................................         1,500,000         1,539,675
  Waconia Housing Redevelopment Authority Revenue, 6.00%,
   6/1/14 ...............................................         1,500,000         1,528,275
                                                                                   ----------
                                                                                    3,067,950
                                                                                   ----------

   Total Municipal Bonds
    (cost: $78,011,682)  ................................                          78,011,682
                                                                                   ----------

MUNICIPAL DERIVATIVE SECURITIES (11.0%):
  Breckenridge Health Care Series J-2, inverse floater,
   7.76%, 11/15/13 ......................................         1,525,000(c)(f)   1,465,525
  Duluth Health Facility - Benedictine Health System
   Series E-2, inverse floater, 9.79%, 2/15/12 ..........           925,000(c)(f)   1,029,451
  Minneapolis General Obligation Residual Trust Series
   A-5, inverse interest-only, 16.15%, 3/1/13 ...........                --(b)(f)   1,616,450
  Minneapolis Municipal Trust 1993-A, Floating Rate Trust
   Certificates 3.45%, 3/1/13 ...........................         2,900,000(d)      2,900,000
  Osseo Independent School District, inverse floater,
   8.78%-8.79%, 2/1/13-2/1/14 ...........................         1,515,000(c)(f)   1,587,584
  Rochester Health Care, inverse floater, 9.52%,
   11/15/10 .............................................           740,000(c)(f)     904,265

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                              Principal              Market
Name of Issuer                                                  Amount             Value (a)
---------------------------------------------------------  ----------------        ----------
  State Housing and Finance Agency, inverse interest-
   only, 0.00%, 2/1/15 ..................................                --(b)(f)     472,527
                                                                                   ----------

   Total Municipal Derivative Securities
    (cost: $6,202,847)  .................................                           9,975,802
                                                                                   ----------

   Total Municipal Long-Term Securities
    (cost: $84,214,529)  ................................                          88,434,850
                                                                                   ----------

MUNICIPAL SHORT-TERM SECURITIES (0.1%):
  Minneapolis International Center, 2.55%, 9/1/13
   (cost: $100,000) ................................... $           100,000(e)        100,000
                                                                                   ----------

   Total Investments in Securities
    (cost: $84,314,529)(g) ............................ $                          88,534,850
                                                                                   ----------
                                                                                   ----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) INVERSE INTEREST-ONLY - REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO RECEIVE ONLY INTEREST PAYMENTS. INTEREST IS PAID AT A RATE THAT INCREASES (DECREASES) WITH A DECLINE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATE REPRESENTS YIELD BASED UPON CURRENT INCOME AND COST BASIS.
(C) INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECLINE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON JANUARY 31, 1996.
(D) VARIABLE RATE NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON JANUARY 31, 1996.
(E) VARIABLE RATE DEMAND NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON JANUARY 31, 1996. THE MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(F) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS.
(G) ON JANUARY 31, 1996, FOR FEDERAL INCOME TAX PURPOSES, THE COST OF INVESTMENTS WAS $84,209,084. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $   4,528,337
      GROSS UNREALIZED DEPRECIATION ......    (202,571)
                                            ----------
        NET UNREALIZED APPRECIATION .... $   4,325,766
                                            ----------
                                            ----------

---------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Minnesota Municipal Income Portfolio Inc. as of January 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 1996, and the financial highlights for the periods presented in note 8 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Income Portfolio Inc. as of January 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended January 31, 1996, and the financial highlights for the periods presented in note 8 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 8, 1996

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

            Fiscal Year Ended January 31, 1996

            Federal tax information is presented as an aid to you in reporting distributions. Please consult a tax adviser on how to report these distributions at the state and local levels.

            SOURCE OF DISTRIBUTIONS
            During the year ended January 31, 1996, 100% of the fund's distributions were derived from interest on municipal securities and qualify as exempt-interest dividends for federal and state tax purposes.

            FEDERAL TAXATION
            Exempt-interest dividends are exempt from federal income taxes and should not be included in your gross income, but need to be reported on your income tax return for informational purposes.

            Minnesota Municipal Income Portfolio

COMMON STOCK
Payable Date                                       Per Share
------------------------------------------------  -----------

February 22, 1995 ............................ $      0.0694
March 29, 1995 .................................      0.0694
April 26, 1995 .................................      0.0694
May 24, 1995 ...................................      0.0694
June 28, 1995 ..................................      0.0694
July 26, 1995 ..................................      0.0694
August 23, 1995 ................................      0.0694
September 27, 1995 .............................      0.0694
October 25, 1995 ...............................      0.0694
November 22, 1995 ..............................      0.0694
December 27, 1995 ..............................      0.0631
January 11, 1996 ...............................      0.0631
                                                  -----------
                                               $      0.8202
                                                  -----------
                                                  -----------

PREFERRED STOCK
(at $25,000/share)                                 Per Share
------------------------------------------------  -----------

Total class "M" .............................. $      926.80
                                                  -----------
                                                  -----------
Total class "W" .............................. $      936.55
                                                  -----------
                                                  -----------

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

ANNUAL MEETING RESULTS
An annual meeting of the fund's shareholders was held on August 17, 1995. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matter, are set forth below.

    1. The fund's preferred shareholders elected the following two directors:

                                       Shares Voted      Shares Withholding
                                           "For"          Authority to Vote
                                      ---------------  -----------------------
David T. Bennett                               668                   --
William H. Ellis                               668                   --

    2. The fund's preferred and common shareholders, voting as a class, elected the following four directors:

                                      Shares Voted  Shares Withholding
                                         "For"      Authority to Vote
                                      ------------  ------------------
Jaye F. Dyer                            3,847,104           84,784
Karol D. Emmerich                       3,847,104           84,784
Luella G. Goldberg                      3,847,104           84,784
George Latimer                          3,847,102           84,786

    3. The fund's preferred and common shareholders, voting as a class, ratified the selection by a majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending January 31, 1996. The following votes were cast regarding this matter:

Shares Voted  Shares Voted
   "For"        "Against"    Abstentions
------------  -------------  -----------
  3,852,681        28,058        51,149

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

SHARE REPURCHASE PROGRAM
Your fund's board of directors has voted to discontinue the share repurchase program, effective February 6, 1996. The program had enabled the fund to 'buy back' shares of its common stock in the open market.

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
As a shareholder, you may choose to participate in your fund's Dividend Reinvestment Plan. It is a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

ELIGIBILITY/PARTICIPATION
You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your enrollment card is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gain distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

PLAN ADMINISTRATION
Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the American Stock Exchange or elsewhere on the open market.

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains since IFTC fees are paid by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE
individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your term trust account will be reinvested.

IFTC maintains accounts for plan participants holding shares in certificate form. You will receive a monthly statement detailing total dividend and capital gain distributions, date of investment, shares acquired, price per share, and total shares held in your account, both certificate-form shares and unissued shares acquired through the plan.

TAX INFORMATION
Distributions reinvested in additional shares of the fund are subject to income tax, just as they would be if received in cash. In general, the tax basis of such shares will equal the price paid by IFTC plus the pro rata share of any commission. Each January, you will receive IRS Form 1099 regarding the federal tax status of the prior year's distributions.

PLAN WITHDRAWAL
If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

PLAN AMENDMENT/TERMINATION
The fund reserves the right to amend or terminate the plan. Should the plan be terminated, participants will be notified in writing at least 90 days before the record date for the next dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days' written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS            David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                         PRODUCTS INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                     Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                     William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                         PIPER CAPITAL MANAGEMENT INCORPORATED
                     Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                     Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                         FINANCIAL CORP., HORMEL FOODS CORP.
                     George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                         FUND, INC.

OFFICERS             William H. Ellis, CHAIRMAN OF THE BOARD
                     Douglas J. White, PRESIDENT
                     Ronald R. Reuss, EXECUTIVE VICE PRESIDENT
                     Robert H. Nelson, SENIOR VICE PRESIDENT AND TREASURER Molly J. Destro, VICE PRESIDENT
                     Susan S. Miley, SECRETARY

INVESTMENT ADVISER   Piper Capital Management Incorporated
                     222 SOUTH NINTH STREET MINNEAPOLIS, MN 55402-3804

CUSTODIAN AND        Investors Fiduciary Trust Company
TRANSFER AGENT       127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

LEGAL COUNSEL        Dorsey & Whitney LLP
                     220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

INDEPENDENT          KPMG Peat Marwick LLP
AUDITORS             4200 Norwest Center, Minneapolis, MN 55402

  PIPER CAPITAL
   MANAGEMENT                                                   ---------------
                                                                   Bulk Rate
                                                                 U.S. Postage
PIPER CAPITAL MANAGEMENT INCORPORATED                                PAID
222 SOUTH NINTH STREET                                          Permit No. 3008
MINNEAPOLIS, MN 55402-3804                                         Mpls., MN
                                                                ---------------
        PIPER JAFFREY INC., NASD MEMBER
[LOGO]  THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
        100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Shareholder Services area at 1 800 866-7778, or mail your request to:

Corporate Communications
Piper Capital Management
222 South Ninth Street
Minneapolis, MN 55402-3804

098-96   MXA O1  03/96